Exhibit B-(1)(a)



                           $70,000,000

                  System Energy Resources, Inc.

            First Mortgage Bonds, 4?% Series due 2007


                     UNDERWRITING AGREEMENT



                                               September 18, 2002
Barclays Capital Inc.
BNP Paribas Securities Corp.
The Williams Capital Group, L.P.

c/o  Barclays Capital Inc.
     200 Park Avenue
     New York, New York  10166


Ladies & Gentlemen:

     The undersigned, System Energy Resources, Inc., an Arkansas corporation (the "Company"), proposes to issue and sell severally to you, as underwriters (the "Underwriters," which term, when the context permits, shall also include any underwriters substituted as hereinafter in Section 11 provided), an aggregate of $70,000,000 principal amount of the Company's First Mortgage Bonds, 4?% Series due 2007 (the "Bonds"), as follows:

     SECTION 1. Purchase and Sale. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the Bonds at a purchase price of 99.293% of the principal amount thereof, in the principal amount set forth opposite the name of such Underwriter in Schedule I attached hereto.

SECTION 2. Description of Bonds. The Bonds shall be issued under and pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York (successor to United States Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Douglas J. MacInnes (successor to Gerard F. Ganey and Malcolm J. Hood), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto and as it will be further amended and supplemented by the Twenty-second Supplemental Indenture, dated as of September 1, 2002 (the "Supplemental Indenture"). Said Mortgage and Deed of Trust as so amended and supplemented is hereinafter referred to as the "Mortgage." The Bonds and the Supplemental Indenture shall have the terms and provisions described in the Prospectus (as defined herein), provided that subsequent to the date hereof and prior to the Closing Date (as defined herein) the form of the Supplemental Indenture may be amended by mutual agreement between the Company and the Underwriters.

SECTION 3.     Representations and Warranties of the Company.
The Company represents and warrants to the several Underwriters, and covenants and agrees with the several Underwriters, that:

    (a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas and has the necessary corporate power and authority to conduct the business that it is described in the Prospectus as conducting and to own and operate the properties owned and operated by it in such business.

    (b) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-06717) for the registration of $695,000,000 aggregate principal amount of the Company's debt securities (at least $190,000,000 of which remaining unsold must consist of the Company's unsecured debt securities), including the Bonds, under the Securities Act of 1933 (the "Securities Act") ($415,000,000 of which debt securities remain unsold before giving effect to the issuance and sale of the Bonds) and such registration statement has become effective. The Company qualifies for use of Form S-3 for the registration of the Bonds, and the Bonds are registered under the Securities Act. The combined prospectus forming a part of such registration statement, at the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective, including all documents incorporated by reference therein at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus." In the event that (i) the Basic Prospectus shall have been amended, revised or supplemented (but excluding any amendments, revisions or supplements to the Basic Prospectus relating solely to securities of the Company other than the Bonds) prior to the time of effectiveness of this Underwriting Agreement, including without limitation by any preliminary prospectus supplement relating to the Bonds, or (ii) the Company shall have filed documents pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") after the time such registration statement (or the most recent amendment thereto filed prior to the time of effectiveness of this Underwriting Agreement) became effective and prior to the time of effectiveness of this Underwriting Agreement (but excluding documents incorporated therein by reference relating solely to securities of the Company other than the Bonds), which are incorporated or deemed to be incorporated by reference in the Basic Prospectus pursuant to Item 12 of Form S-3, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented and reflecting such incorporation by reference. Such registration statement in the form in which it became effective and as it may have been amended by all amendments thereto as of the time of effectiveness of this Underwriting Agreement (including, for these purposes, as an amendment any document incorporated or deemed to be incorporated by reference in the Basic Prospectus), and the Basic Prospectus as it shall be supplemented to reflect the terms of the offering and sale of the Bonds by a prospectus supplement (a "Prospectus Supplement") to be filed with the Commission pursuant to Rule 424(b) under the Securities Act ("Rule 424(b)"), are hereinafter referred to as the "Registration Statement" and the "Prospectus," respectively.

    (c) (i) After the time of effectiveness of this Underwriting Agreement and during the time specified in Section 6(d), the Company will not file any amendment to the Registration Statement or any supplement to the Prospectus (except any amendment or supplement relating solely to securities of the Company other than the Bonds), and (ii) between the time of effectiveness of this Underwriting Agreement and the Closing Date, the Company will not file any document that is to be incorporated by reference in, or any supplement to, the Basic Prospectus, in either case, without prior notice to the Underwriters and to Pillsbury Winthrop LLP ("Counsel for the Underwriters"), or any such amendment or supplement to which said Counsel shall reasonably object on legal grounds in writing. For purposes of this Underwriting Agreement, any document that is filed with the Commission after the time of effectiveness of this Underwriting Agreement and incorporated or deemed to be incorporated by reference in the Prospectus (except documents incorporated by reference relating solely to securities of the Company other than the Bonds) pursuant to Item 12 of Form S-3 shall be deemed a supplement to the Prospectus.

    (d) The Registration Statement, at the Effective Date (as defined below) and the Mortgage, at such time, fully complied, and the Prospectus, when delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, as it may then be amended or supplemented, will fully comply, in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, on the date filed with the Commission pursuant to the Exchange Act, fully complied or will fully comply in all material respects with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder or pursuant to said rules and regulations did or will be deemed to comply therewith. On the later of (i) the date the Registration Statement (or the most recent post-effective amendment thereto, but excluding any post-effective amendment relating solely to securities of the Company other than the Bonds) was declared effective by the Commission under the Securities Act and (ii) the date that the Company's most recent Annual Report on Form 10-K was filed with the Commission under the Exchange Act (such date is hereinafter referred to as the "Effective Date"), the Registration Statement did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Prospectus is delivered to the Underwriters for their use in making confirmations of sales of the Bonds and at the Closing Date, the Prospectus, as it may then be amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading and, on said dates and at such times, the documents then incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, when read together with the Prospectus, or the Prospectus, as it may then be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing representations and warranties in this paragraph (d) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by the Underwriters or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be then amended or supplemented, or to any statements in or omissions from the statements of eligibility of the Trustees on Form T-1 and Form T-2, as they may then be amended, under the Trust Indenture Act filed as exhibits to the Registration Statement (the "Statements of Eligibility").

    (e) The issuance and sale of the Bonds and the fulfillment of the terms of this Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, the Mortgage or any indenture or other agreement or instrument to which the Company is now a party.

    (f) Except as set forth or contemplated in the Prospectus, as it may be then amended or supplemented, the Company has obtained all material licenses, permits, and other governmental or regulatory authorizations currently required for the conduct of its business, and is in all material respects complying therewith, and the Company is not aware of any fact that would lead it to believe that any material license, permit or other governmental or regulatory authorization would not remain in effect or be renewed in its ordinary course of business.

     SECTION 4. Offering. The Company is advised by the Underwriters that they propose to make a public offering of their respective portions of the Bonds as soon after the effectiveness of this Underwriting Agreement as in their judgment is advisable. The Company is further advised by the Underwriters that the Bonds will be offered to the public at the initial public offering price specified in the Prospectus Supplement plus accrued interest thereon, if any, from the Closing Date.

SECTION 5. Time and Place of Closing. Delivery of the Bonds and payment of the purchase price therefor by wire transfer of immediately available funds shall be made at the offices of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York, at 10:00 A.M., New York time, on September 24, 2002, or at such other time on the same or such other day as shall be agreed upon by the Company and Barclays Capital Inc., as representative of the Underwriters, or as may be established in accordance with
Section 11 hereof. The hour and date of such delivery and payment are herein called the "Closing Date."

     The Bonds shall be delivered to the Underwriters in book-entry form through the facilities of The Depository Trust Company in New York, New York. The certificate for the Bonds shall be in the form of one typewritten global bond in fully registered form, in the aggregate principal amount of the Bonds, and registered in the name of Cede & Co., as nominee of The Depository Trust Company. The Company agrees to make the Bonds available to the Underwriters for checking not later than 2:30 P.M., New York time, on the last business day preceding the Closing Date at such place as may be agreed upon between the Underwriters and the Company, or at such other time and/or date as may be agreed upon between the Underwriters and the Company.

     SECTION 6. Covenants of the Company. The Company covenants and agrees with the several Underwriters that:

   (a) Not later than the Closing Date, the Company will deliver to the Underwriters a conformed copy of the Registration Statement, in the form that it or the most recent post-effective amendment thereto became effective, certified by an officer of the Company to be in such form.

   (b) The Company will deliver to the Underwriters as many copies of the Prospectus (and any amendments or supplements thereto) as the Underwriters may reasonably request.

   (c) The Company will cause the Prospectus to be filed with the Commission pursuant to and in compliance with Rule 424(b) and will advise Barclays Capital Inc., as representative of the Underwriters, promptly of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

   (d) During such period of time as the Underwriters are required by law to deliver a prospectus after this Underwriting Agreement has become effective, if any event relating to or affecting the Company, or of which the Company shall be advised by the Underwriters in writing, shall occur which in the Company's opinion should be set forth in a supplement or amendment to the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser of the Bonds, the Company will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus, or (ii) making an appropriate filing pursuant to
Section 13, 14 or 15(d) of the Exchange Act which will supplement or amend the Prospectus, so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser of the Bonds, not misleading. Unless such event relates solely to the activities of the Underwriters (in which case the Underwriters shall assume the expense of preparing any such amendment or supplement), the expenses of complying with this Section 6(d) shall be borne by the Company until the expiration of nine months from the time of effectiveness of this Underwriting Agreement, and such expenses shall be borne by the Underwriters thereafter.

   (e) The Company will make generally available to its security holders, as soon as practicable, an earning statement (which need not be audited) covering a period of at least twelve months beginning after the "effective date of the registration statement" within the meaning of Rule 158 under the Securities Act, which earning statement shall be in such form, and be made generally available to security holders in such a manner, as to meet the requirements of the last paragraph of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

   (f) At any time within six months of the date hereof, the Company will furnish such proper information as may be lawfully required by, and will otherwise cooperate in qualifying the Bonds for offer and sale under, the blue sky laws of such jurisdictions as the Underwriters may reasonably designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the Company to be unduly burdensome.

   (g) The Company will, except as herein provided, pay all fees, expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing of the Registration Statement and any post-effective amendments thereto, (ii) the printing, issuance and delivery of the Bonds and the preparation, execution, printing and recordation of the Supplemental Indenture, (iii) legal counsel relating to the qualification of the Bonds under the blue sky laws of various jurisdictions in an amount not to exceed $3,500, (iv) the printing and delivery to the Underwriters of reasonable quantities of copies of the Registration Statement, the preliminary (and any supplemental) blue sky survey, any preliminary prospectus supplement relating to the Bonds and the Prospectus and any amendment or supplement thereto, except as otherwise provided in paragraph (d) of this Section 6, (v) the rating of the Bonds by one or more nationally recognized statistical rating agencies, and (vi) filings or other notices
(if any) with or to, as the case may be, the National Association of Securities Dealers, Inc. (the "NASD") in connection with its review of the terms of the offering. Except as provided above, the Company shall not be required to pay any expenses of the Underwriters, except that, if this Underwriting Agreement shall be terminated in accordance with the provisions of Section 7, 8 or 12 hereof, the Company will reimburse the Underwriters for (A) the reasonable fees and expenses of Counsel for the Underwriters, whose fees and expenses the Underwriters agree to pay in any other event, and (B) reasonable out-of-pocket expenses in an aggregate amount not exceeding $15,000, incurred in contemplation of the performance of this Underwriting Agreement. The Company shall not in any event be liable to the Underwriters for damages on account of loss of anticipated profits.

   (h) The Company will not sell any additional First Mortgage Bonds without the consent of the Underwriters until the earlier to occur of (i) the Closing Date and (ii) the date of the termination of the fixed price offering restrictions applicable to the Underwriters. The Underwriters agree to notify the Company of such termination if it occurs prior to the Closing Date.

     SECTION 7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Bonds shall be subject to the accuracy on the date hereof and on the Closing Date of the representations and warranties made herein on the part of the Company and of any certificates furnished by the Company on the Closing Date and to the following conditions:

    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) prior to 5:30 P.M., New York time, on the second business day following the date of this Underwriting Agreement, or such other time and date as may be agreed upon by the Company and the Underwriters.

    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date; no proceedings for such purpose shall be pending before, or, to the knowledge of the Company or the Underwriters, threatened by, the Commission on the Closing Date; and the Underwriters shall have received a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that no such stop order has been or is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

    (c) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds, orders of the Commission under the Public Utility Holding Company Act of 1935 (the
"Holding Company Act"), authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

    (d) At the Closing Date, the Underwriters shall have received from Wise Carter Child & Caraway, Professional Association,
Thelen Reid & Priest LLP, Friday, Eldredge & Clark, LLP, and counsel for Entergy Arkansas, Inc. ("Entergy Arkansas"), Entergy Louisiana, Inc. ("Entergy Louisiana"), Entergy Mississippi, Inc. ("Entergy Mississippi") and Entergy New Orleans, Inc. ("Entergy New Orleans"), respectively, opinions, dated the Closing Date, substantially in the forms set forth in Exhibits A, B, C and D hereto, respectively, (i) with such changes therein as may be agreed upon by the Company and the Underwriters with the approval of Counsel for the Underwriters, and (ii) if the Prospectus shall be supplemented after being furnished to the Underwriters for use in offering the Bonds, with changes therein to reflect such supplementation.

    (e) At the Closing Date, the Underwriters shall have received from Counsel for the Underwriters an opinion, dated the Closing Date, substantially in the form set forth in Exhibit E hereto, with such changes therein as may be necessary to reflect any supplementation of the Prospectus on or prior to the Closing
Date.

    (f) On or prior to the date this Underwriting Agreement became effective, the Underwriters shall have received from Deloitte & Touche LLP, the Company's independent certified public accountants (the "Accountants"), a letter dated the date hereof and addressed to the Underwriters to the effect that (i) they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published rules and regulations thereunder; (ii) in their opinion, the financial statements and financial statement schedules audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the applicable published rules and regulations thereunder; (iii) on the basis of performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the latest unaudited financial statements, if any, included or incorporated by reference in the Prospectus, a reading of the latest available interim unaudited financial statements of the Company, the minutes of the meetings of the Board of Directors of the Company, the Executive Committee thereof, if any, and the stockholder of the Company, since
December 31, 2001, to a specified date not more than five days prior to the date of such letter, and inquiries of officers of the Company who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter and, accordingly, that the Accountants make no representations as to the sufficiency of such procedures for the purposes of the Underwriters), nothing has come to their attention which caused them to believe that, to the extent applicable, (A) the unaudited financial statements of the Company (if any) included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; (B) any material modifications should be made to said unaudited financial statements for them to be in conformity with generally accepted accounting principles; and (C) at a specified date not more than five days prior to the date of the letter, there was any change in the capital stock or long-term debt of the Company, or decrease in its net assets, in each case as compared with amounts shown in the most recent balance sheet incorporated by reference in the Prospectus, except in all instances for changes or decreases which the Prospectus discloses have occurred or may occur, for declarations of dividends, for the repayment or redemption of long-term debt, for the amortization of premium or discount on long-term debt, or for changes or decreases as set forth in such letter, identifying the same and specifying the amount thereof; and (iv) stating that they have compared specific dollar amounts, percentages of revenues and earnings and other financial information pertaining to the Company set forth or incorporated by reference in the Prospectus to the extent that such amounts, numbers, percentages and information may be derived from the general accounting records of the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter, and found them to be in agreement.

    (g)  At the Closing Date, the Underwriters shall have received
(i) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of the Company, to the effect that (A) the representations and warranties of the Company contained herein are true and correct, (B) the Company has performed and complied with all agreements and conditions in this Underwriting Agreement to be performed or complied with by the Company at or prior to the Closing Date and (C) since the most recent date as of which information is given in the Prospectus, as it may then be amended or supplemented, there has not been any material adverse change in the business, property or financial condition of the Company and there has not been any material transaction entered into by the Company, other than transactions in the ordinary course of business, in each case other than as referred to in, or contemplated by, the Prospectus, as it may then be amended or supplemented and (ii) a certificate, dated the Closing Date and signed by the President, a Vice President, the Treasurer or an Assistant Treasurer of Entergy Corporation ("Entergy") to the effect that (A) except as set forth or contemplated in the Prospectus, as it may then be amended or supplemented, Entergy, Entergy Arkansas, Entergy Louisiana, Entergy Mississippi and Entergy New Orleans have obtained all material licenses, permits, approvals and other governmental or regulatory authorizations required to enable them to fulfill their obligations to the Company under the terms of, with respect to Entergy, the Capital Funds Agreement, dated as of June 21, 1974, as amended, and the Thirty-fourth Supplementary Capital Funds Agreement and Assignment, dated as of September 1, 2002 (the "Supplementary Capital Funds Agreement"), among the Company, the Trustees and Entergy, and, with respect to Entergy Arkansas, Entergy
Louisiana, Entergy Mississippi and Entergy New Orleans, the Availability Agreement, dated as of June 21, 1974, as amended, and the Thirty-fourth Assignment of Availability Agreement, Consent and Agreement, dated as of September 1, 2002 (the "Assignment of Availability Agreement"), among the Company, the Trustees, Entergy Arkansas, Entergy Louisiana, Entergy
Mississippi and Entergy New Orleans, each as described in the Prospectus and (B) since the most recent date as of which information is given in the Prospectus, there has not been any material adverse change in the business, property or financial condition of Entergy and its subsidiaries considered as a whole.

   (h) At the Closing Date, the Underwriters shall have received duly executed counterparts of (i) the Assignment of Availability
Agreement, (ii) the Supplementary Capital Funds Agreement and
(iii) the Supplemental Indenture.

   (i) At the Closing Date, the Underwriters shall have received from the Accountants a letter, dated the Closing Date, confirming, as of a date not more than five days prior to the Closing Date, the statements contained in the letter delivered pursuant to Section 7(f) hereof.

   (j) Between the date hereof and the Closing Date, no Default (or an event which, with the giving of notice or the passage of time or both, would constitute a Default) under the Mortgage (as defined therein) shall have occurred.

   (k) Between the date hereof and the Closing Date, no event shall have occurred with respect to or otherwise affecting the Company, or Entergy and its various direct and indirect subsidiaries taken as a whole as it affects the Company, which in the reasonable opinion of the Underwriters materially impairs the investment quality of the Bonds.

   (l) On or prior to the Closing Date, the Underwriters shall have received from the Company evidence reasonably satisfactory to the Underwriters that the Bonds have received ratings of Baa3 or better from Moody's Investors Service, Inc. and BBB- or better from Standard & Poor's Ratings Services.

   (m)  Between the date hereof and the Closing Date, neither
Moody's Investors Service, Inc. nor Standard & Poor's Ratings
Services shall have lowered its rating of any of the Company's outstanding First Mortgage Bonds in any respect.

   (n) All legal matters in connection with the issuance and sale of the Bonds shall be satisfactory in form and substance to Counsel for the Underwriters.

   (o) The Company shall furnish the Underwriters with additional conformed copies of such opinions, certificates, letters and documents as may be reasonably requested.

     If any of the conditions specified in this Section 7 shall not have been fulfilled, this Underwriting Agreement may be terminated by Barclays Capital Inc., as representative of the Underwriters, upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION  8.      Conditions of Company's  Obligations.   The
obligations of the Company hereunder shall be subject to the following conditions:

   (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect at or prior to the Closing Date, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing
Date.

   (b) At the Closing Date, there shall have been issued and there shall be in full force and effect, to the extent legally required for the issuance and sale of the Bonds orders of the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds on the terms set forth in, or contemplated by, this Underwriting Agreement.

     In case any of the conditions specified in this Section 8 shall not have been fulfilled, this Underwriting Agreement may be terminated by the Company upon notice thereof to Barclays Capital Inc., as representative of the Underwriters. Any such termination shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of Section 6 and in Section 10.

     SECTION 9.     Indemnification.

  (a) The Company shall indemnify, defend and hold harmless each Underwriter and each person who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which each Underwriter or any or all of them may become subject under the Securities Act or any other statute or common law and shall reimburse each Underwriter and any such controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented (or, in the case of any action arising out of the issuance and sale of the Bonds, in any prior registration statement to which the Basic Prospectus, as a combined prospectus under Rule 429 of the rules and regulations of the Commission under the Act, relates), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)), or in the Prospectus, as each may be amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)) or the Prospectus or any amendment or supplement to any thereof or arising out of, or based upon, statements in or omissions from the Statements of Eligibility; and provided further, that the indemnity agreement contained in this subsection shall not inure to the benefit of any Underwriter or to the benefit of any person controlling such Underwriter on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Bonds to any person in respect of the Basic Prospectus or the Prospectus as supplemented or amended, furnished by such Underwriter to a person to whom any of the Bonds were sold (excluding in both cases, however, any document then incorporated or deemed to be incorporated by reference therein), insofar as such indemnity relates to any untrue or misleading statement or omission made in the Basic Prospectus or the Prospectus but eliminated or remedied prior to the consummation of such sale in the Prospectus, or any amendment or supplement thereto, furnished on a timely basis by the Company to the Underwriters pursuant to Section 6(d) hereof, respectively, unless a copy of the Prospectus (in the case of such a statement or omission made in the Basic Prospectus) or such amendment or supplement (in the case of such a statement or omission made in the Prospectus) (excluding, however, any amendment or supplement to the Basic Prospectus relating to any securities of the Company other than the Bonds and any document then incorporated or deemed to be incorporated by reference in the Prospectus or such amendment or supplement) is furnished by such Underwriter to such person (i) with or prior to the written confirmation of the sale involved or (ii) as soon as available after such written confirmation (if it is made available to the Underwriters prior to settlement of such sale).

   (b) Each Underwriter shall indemnify, defend and hold harmless the Company, its directors and officers and each person who controls the foregoing within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses
(including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any action, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or upon any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)), or in the Prospectus, as amended or supplemented, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case, if, but only if, such statement or omission was made in reliance upon and in conformity with information furnished herein or in writing to the Company by such Underwriter specifically for use in connection with the preparation of the Registration Statement, the Basic Prospectus (if used prior to the date the Prospectus is filed with the Commission pursuant to Rule 424(b)) or the Prospectus, or any amendment or supplement thereto.

   (c) In case any action shall be brought, based upon the Registration Statement, the Basic Prospectus or the Prospectus (including amendments or supplements thereto), against any party in respect of which indemnity may be sought pursuant to any of the preceding paragraphs, such party (hereinafter called the indemnified party) shall promptly notify the party or parties against whom indemnity shall be sought hereunder (hereinafter called the indemnifying party) in writing, and the indemnifying party shall have the right to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying party) the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses. If the indemnifying party shall elect not to assume the defense of any such action, the indemnifying party shall reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by such indemnified party. Such indemnified party shall have the right to employ separate counsel in any such action in which the defense has been assumed by the indemnifying party and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel has been specifically authorized by the indemnifying party or (ii) the named parties to any such action (including any impleaded parties) include each of such indemnified party and the indemnifying party and such indemnified party shall have been advised by such counsel that a conflict of interest between the indemnifying party and such indemnified party may arise and for this reason it is not desirable for the same counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such indemnified party (plus any local counsel retained by such indemnified party in its reasonable judgment)). The indemnified party shall be reimbursed for all such fees and expenses as they are incurred. The indemnifying party shall not be liable for any settlement of any such action effected without its consent, but if any such action is settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity has or could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

   (d)  If the indemnification provided for under subsections (a),
(b) or (c) in this Section 9 is unavailable to an indemnified party in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the offering of the Bonds or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (after deducting underwriting discounts and commissions but before deducting expenses) to the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by any of the Underwriters and such parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable to an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9(d) are several in proportion to their respective underwriting obligations and not joint.

     SECTION 10. Survival of Certain Representations and Obligations. Any other provision of this Underwriting Agreement to the contrary notwithstanding, (a) the indemnity and contribution agreements contained in Section 9 of, and the representations and warranties and other agreements of the Company contained in, this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or by or on behalf of the Company or its directors or officers, or any of the other persons referred to in Section 9 hereof and (ii) acceptance of and payment for the Bonds and (b) the indemnity and contribution agreements contained in Section 9 shall remain operative and in full force and effect regardless of any termination of this Underwriting Agreement.

SECTION 11. Default of Underwriters. If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Bonds that it has agreed to purchase and pay for hereunder, and the aggregate principal amount of Bonds that such defaulting Underwriter agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Bonds, the other Underwriters shall be obligated to purchase the Bonds that such defaulting Underwriter agreed but failed or refused to purchase; provided that in no event shall the principal amount of Bonds that such Underwriter has agreed to purchase pursuant to Schedule I hereof be increased pursuant to this Section 11 by an amount in excess of one-ninth of such principal amount of Bonds without written consent of such Underwriter. If such Underwriter shall fail or refuse to purchase Bonds and the aggregate principal amount of Bonds with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Bonds, the Company shall have the right (a) to require the non-defaulting Underwriters to purchase and pay for the respective principal amount of Bonds that they had severally agreed to purchase hereunder, and, in addition, the principal amount of Bonds that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth of the respective principal amount of Bonds that such non-defaulting Underwriters have otherwise agreed to purchase hereunder, and/or (b) to procure one or more other members of the NASD (or, if not members of the NASD, who are foreign banks, dealers or institutions not registered under the Exchange Act and who agree in making sales to comply with the NASD's Rules of Fair Practice), to purchase, upon the terms herein set forth, the principal amount of Bonds that such defaulting Underwriter had agreed to purchase, or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a). In the event the Company shall exercise its rights under clause (a) and/or (b) above, the Company shall give written notice thereof to the Underwriters within 24 hours (excluding any Saturday, Sunday, or legal holiday) of the time when the Company learns of the failure or refusal of any Underwriter to purchase and pay for its respective principal amount of Bonds, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. In the event the Company shall be entitled to but shall not elect (within the time period specified above) to exercise its rights under clause (a) and/or (b), the Company shall be deemed to have elected to terminate this Underwriting Agreement. In the absence of such election by the Company, this Underwriting Agreement will, unless otherwise agreed by the Company and the non-defaulting Underwriters, terminate without liability on the part of any non-defaulting party except as otherwise provided in paragraph (g) of Section 6 and in Section 10. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of its default under this Underwriting Agreement.

SECTION 12. Termination. This Underwriting Agreement shall be subject to termination by written notice from Barclays Capital Inc., as representative of the Underwriters, to the Company if
(a) after the execution and delivery of this Underwriting Agreement and prior to the Closing Date (i) trading generally shall have been suspended on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by The New York Stock Exchange, Inc., the Commission or other governmental authority, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States shall have occurred, (iv) there shall have occurred any outbreak or escalation of hostilities or any calamity or crisis that, in the judgment of Barclays Capital Inc., as representative of the Underwriters, is material and adverse, or (v) any material adverse change in financial, political or economic conditions in the United States or elsewhere shall have occurred and (b) in the case of any of the events specified in clauses (a)(i) through
(v), such event singly or together with any other such event makes it, in the reasonable judgment of Barclays Capital Inc., as representative of the Underwriters, impracticable to market the Bonds. This Underwriting Agreement shall also be subject to termination, upon notice by Barclays Capital Inc., as representative of the Underwriters, as provided above, if, in the judgment of Barclays Capital Inc., as representative of the Underwriters, the subject matter of any amendment or supplement (prepared by the Company) to the Prospectus (except for information relating solely to the manner of public offering of the Bonds or to the activity of the Underwriters or to the terms of any series of securities of the Company other than the Bonds) filed or issued after the effectiveness of this Underwriting Agreement by the Company shall have materially impaired the marketability of the Bonds. Any termination hereof, pursuant to this Section 12, shall be without liability of any party to any other party, except as otherwise provided in paragraph (g) of
Section 6 and in Section 10.

SECTION 13. Miscellaneous. THE RIGHTS AND DUTIES OF THE PARTIES TO THIS UNDERWRITING AGREEMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Underwriting Agreement shall become effective when a fully executed copy thereof is delivered to Barclays Capital Inc., as representative of the Underwriters, by the Company. This Underwriting Agreement may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which, taken together, shall constitute but one and the same agreement. This Underwriting Agreement shall inure to the benefit of each of the Company, the Underwriters and, with respect to the provisions of Section 9, each director, officer and other persons referred to in Section 9, and their respective successors. Should any part of this Underwriting Agreement for any reason be declared invalid, such declaration shall not affect the validity of any remaining portion, which remaining portion shall remain in full force and effect as if this Underwriting Agreement had been executed with the invalid portion thereof eliminated. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Underwriting Agreement. The term "successor" as used in this Underwriting Agreement shall not include any purchaser, as such purchaser, of any Bonds from the Underwriters.

SECTION 14. Notices. All communications hereunder shall be in writing and, if to the Underwriters, shall be mailed or delivered to Barclays Capital Inc., as representative of the Underwriters, at the address set forth at the beginning of this Underwriting Agreement to the attention of Transaction Management, or, if to the Company, shall be mailed or delivered to it at 1340 Echelon Parkway, Jackson, Mississippi 39213, Attention: Treasurer, or, if to Entergy Services, Inc., shall be mailed or delivered to it at 639 Loyola Avenue, New Orleans, Louisiana 70113, Attention:
Treasurer.
                              Very truly yours,


                              System Energy Resources, Inc.



                              By: /s/ Steven C. McNeal
                               Name:  Steven C. McNeal
                               Title: Vice President and Treasurer

Accepted as of the date first above written:


Barclays Capital Inc.
BNP Paribas Securities Corp.
The Williams Capital Group, L.P.


By:  Barclays Capital Inc.



By: /s/ Richard C. Wolff
       Name:  Richard C. Wolff
       Title:    Director

                           SCHEDULE I

                           $70,000,000

                  System Energy Resources, Inc.

            First Mortgage Bonds, 4-7/8% Series due 2007

Name                                       Amount of
                                           Bonds

Barclays Capital Inc.                       $32,200,000
BNP Paribas Securities Corp.                 32,200,000
The Williams Capital Group, L.P.              5,600,000
                                            -----------
Total                                       $70,000,000
					    ===========

                                                        EXHIBIT A


           [Letterhead of Wise Carter Child & Caraway]




                                      September __, 2002


Barclays Capital Inc.
BNP Paribas Securities Corp.
The Williams Capital Group, L.P.

c/o  Barclays Capital Inc.
     200 Park Avenue
     New York, New York  10166


Ladies and Gentlemen:

     We, together with Thelen Reid & Priest LLP, of New York, New York, and Friday, Eldredge & Clark, LLP, of Little Rock, Arkansas, have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale to each of you, pursuant to the Underwriting Agreement effective September 18, 2002 (the "Underwriting Agreement"), between the Company and you, of $70,000,000 aggregate principal amount of its First Mortgage Bonds, 4?% Series due 2007 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York (successor to United States Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Douglas J. MacInnes (successor to Gerard F. Ganey and Malcolm J. Hood), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Twenty-second Supplemental Indenture, dated as of September 1, 2002, (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus filed under the Securities Act; (e) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), between the Company, Entergy Arkansas, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc. and Entergy New Orleans, Inc.;
(f) the Assignment of Availability Agreement; (g) the Capital Funds Agreement dated as of June 21, 1974, as amended (the "Capital Funds Agreement"), between the Company and Entergy Corporation; (h) the Supplementary Capital Funds Agreement; (i)
the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement; and (j) the proceedings before and the orders entered by the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

     (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas, has due corporate power and authority to conduct the business that it is described as conducting in the Prospectus and to own and operate the properties owned and operated by it in such business and is duly qualified to conduct such business in the States of Arkansas and Mississippi.

     (2) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State of Mississippi, where the property covered thereby is located, affecting the remedies for the enforcement of the security provided for therein,  which laws do not, in our opinion, make inadequate  the remedies provided by the Mortgage for the realization of the benefits of such security, and (ii) as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), and is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

     (3) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New Bonds" and "Description of the Bonds," respectively, insofar as they purport to constitute summaries of the documents referred to therein, or of the benefits purported to be afforded by such documents (including, without limitation, the lien of the Mortgage), constitute accurate summaries of the terms of such documents and of such benefits in all material respects.

     (4) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), and are entitled to the benefit of the security afforded by the Mortgage.

     (5) The Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement and the Supplementary Capital Funds Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law).

     (6) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (7) The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Mortgage, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement (a) will not violate any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, each as amended, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage, the Assignment of Availability Agreement and the Supplementary Capital Funds Agreement) any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities may be required to be obtained or made, as the case may be, (1) in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction, (2) in connection with the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station and (3) as set forth in the exceptions to the opinion set forth in paragraph
(9) below).

     (8) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, when it became effective, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date they were first filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become, and on the date hereof is effective under the Securities Act, and, to the best of our knowledge, no stop order suspending its effectiveness has been issued and no proceedings for that purpose are pending or threatened under
Section 8(d) of the Securities Act.

     (9) Appropriate orders have been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds and the execution, delivery and (except to the extent indicated below) performance by the Company of the Assignment of Availability Agreement and the Supplementary Capital Funds Agreement; to the best of our knowledge, said orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act and the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale by the Company of the Bonds pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station) by the Company of its obligations with respect to the Bonds or under the Mortgage, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement, except (1) appropriate orders or the taking of other action by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the issuance by the Company, and the acquisition by Entergy, of any securities to be issued by the Company to Entergy pursuant to the Capital Funds Agreement and the Supplementary Capital Funds Agreement after the date hereof, and as to the issuance by the Company of any securities to parties other than Entergy pursuant to the Capital Funds Agreement and the Supplementary Capital Funds Agreement after the date hereof and (2) with respect to the Availability Agreement and the Assignment of Availability Agreement (other than each respective Section 2.2(b) thereof), in the event that the Company shall determine to sell capacity and/or energy from any generating unit pursuant to the terms of the Availability Agreement or the Assignment of Availability Agreement,
appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which such capacity and/or energy shall be made available.

     (10) The Company has good and sufficient title to the properties described as owned by it in and as subject to the lien of the Mortgage (except properties released under the terms of the Mortgage), subject only to Excepted Encumbrances, as defined in the Mortgage, and to minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the
Company. The description of such properties set forth in the Mortgage is adequate to constitute the Mortgage a lien thereon. The recording of the Mortgage in the office of the Chancery Clerk of Claiborne County, Mississippi, which recording has been duly effected, and the filing of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the offices of the Secretary of State of the State of Mississippi, the Chancery Clerk of Claiborne County, Mississippi and the Secretary of State of the State of Arkansas, which filings have been duly effected, and the filing of continuation statements within six months prior to the expiration of each five-year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings and refilings required by law in order to perfect and maintain the lien of the Mortgage on any of the property described therein as subject thereto; as a result of the recording and filings referred to above, the Mortgage creates as security for the Bonds (i) a valid, first lien on all real property and interests in real property and the improvements thereon specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage) and (ii) a first perfected security interest in all personal property, interests in personal property and fixtures specifically described in the granting clauses of the Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage), in each case subject to no liens, charges or encumbrances, other than minor defects of the character aforesaid and Excepted Encumbrances, subject, however, to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company; and the provisions of the Mortgage are effective to extend the lien thereof to all properties and interests in properties which the Company may acquire after the date of the Mortgage, which are of the type referred to in the Mortgage as intended to be mortgaged thereby when acquired, and the lien of the Mortgage will extend to all such properties and interests in properties and will constitute a valid first lien on all such real property and interests therein and a first perfected security interest in all such personal property and interests therein (subject, however, to Excepted
Encumbrances, and to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company and except as may be limited by bankruptcy law) without the execution and delivery of any supplemental indenture or other instrument specifically extending the lien to such real property or interests therein or the taking of any other action specifically extending the lien of the Mortgage to such personal property or interests therein, other than the filing of the continuation statements within six months prior to the expiration of each five-year period from the date of original filing with respect to the financing statements as described above.

     (11) The filing of Uniform Commercial Code financing statements in the offices of the Secretary of State of the State of Mississippi and the Secretary of State of the State of Arkansas, which has been duly effected, and the filing of continuation statements within six months prior to the expiration of each five-year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings or refilings in the State of Mississippi and the State of Arkansas required by law in order to perfect and maintain in favor of the Trustees (a) the security interest created by the Supplementary Capital Funds Agreement in the Company's right, title and interest in and to the Company's rights to receive moneys described in clause (x) of Section 5.1 thereof and the Collateral described in Section 5.1 thereof or
(b) the security interest created by the Assignment of Availability Agreement in the Company's right, title and interest in and to the Collateral described in Section 1.1 thereof.

     (12)  (a) The Supplementary Capital Funds Agreement  creates in favor of the Trustees a perfected security interest in the Company's right, title and interest in and to the Company's rights to receive the moneys described in clause (x) of Section
5.1 thereof; the Supplementary Capital Funds Agreement creates in favor of the Trustees a perfected security interest in the Company's right, title and interest in and to the Collateral described in Section 5.1 thereof pari passu with the security interest of each Additional Assignee under an Additional Supplementary Agreement (as such terms are defined in the Supplementary Capital Funds Agreement) in such Collateral; and
(b) the Assignment of Availability Agreement creates in favor of the Trustees a perfected security interest in the Company's right, title and interest in and to the Collateral described in
Section 1.1 thereof pari passu with the security interest of each Additional Assignee under an Additional Assignment (as such terms are defined in the Assignment of Availability Agreement) in such Collateral.

     (13) No legal or governmental proceedings to which the Company is a party, or of which its property is the subject, that are of a character required to be disclosed in the Registration Statement and the Prospectus and which are not disclosed and properly described therein as required are pending or, to our knowledge, threatened; and we do not know of any contracts or other documents of the Company of a character required to be filed as exhibits to the Registration Statement which are not so filed, or any contracts or other documents of the Company of a character required to be disclosed in the Registration Statement which are not disclosed and properly described therein as required; the descriptions in the Registration Statement and Prospectus of statutes, legal and government proceedings and contracts and other documents are accurate and fairly present the information required to be shown. Except as disclosed in the Prospectus, there is no action, suit, proceeding or investigation pending against or affecting the Company or any of its assets the result of which would, in our opinion, have a materially adverse effect on the issuance and sale of the Bonds in accordance with the Underwriting Agreement.

     In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (3) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent certified public accountants of the Company who audited certain of the financial statements incorporated by reference in the Registration Statement. Neither our examination of the Registration Statement and the Prospectus nor our discussions disclosed to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, as to the Statements of Eligibility or as to the information contained in the Prospectus under the caption "Book-Entry Securities. "

     With respect to the opinions set forth in paragraphs (2) and
(4) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

     As to matters set forth in paragraphs (10) and (11) above and with respect to the maintaining of the security interests created by the Supplementary Capital Funds Agreement and the Assignment of Availability Agreement referred to in paragraph
(12) above, we have assumed that there will be no change in the identity or location of the Company. We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the Mississippi Bar and do not hold ourselves out as experts on the laws of any other state. We have examined the opinions of even date herewith rendered to you by Thelen Reid & Priest LLP and Pillsbury Winthrop LLP, and we concur in the conclusions expressed therein insofar as they involve questions of Mississippi law. As to all matters of Arkansas and New York law, we have relied, in the case of Arkansas law, upon the opinion of even date herewith addressed to us by Friday, Eldredge & Clark, LLP of Little Rock, Arkansas, and, in the case of New York law, upon the opinion of even date herewith addressed to you by Thelen Reid & Priest LLP of New York, New York.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Thelen Reid & Priest LLP and Pillsbury Winthrop LLP may rely on this opinion as to all matters of Mississippi law in rendering their opinions required to be delivered under the Underwriting Agreement.

                              Very truly yours,

                              WISE CARTER CHILD & CARAWAY
                              Professional Association



                              BY:

                                                        EXHIBIT B


            [Letterhead of Thelen Reid & Priest LLP]




                                      September __, 2002


Barclays Capital Inc.
BNP Paribas Securities Corp.
The Williams Capital Group, L.P.


c/o  Barclays Capital Inc.
     200 Park Avenue
     New York, New York  10166



Ladies and Gentlemen:

     We, together with Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, and Friday, Eldredge & Clark, LLP, of Little Rock, Arkansas, have acted as counsel for System Energy Resources, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale to each of you pursuant to the Underwriting Agreement effective September 18, 2002 (the "Underwriting Agreement"), between the Company and you, of $70,000,000 aggregate principal amount of its First
Mortgage Bonds, 4?% Series due 2007 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York (successor to United States Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Douglas J. MacInnes (successor to Gerard F. Ganey and Malcolm J. Hood), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the
"Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Twenty-second Supplemental Indenture, dated as of September 1, 2002, (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). We have also acted as counsel to Entergy Corporation, a Delaware corporation ("Entergy"), in connection with the participation by Entergy in certain transactions related to the issuance and sale of the Bonds by the Company. This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended, and Entergy's Certificate of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus filed under the Securities Act; (e) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), between the Company, Entergy Arkansas, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc. and Entergy New Orleans, Inc.; (f) the Assignment of Availability Agreement; (g) the Capital Funds Agreement dated as of June 21, 1974, as amended (the "Capital Funds Agreement"), between the Company and Entergy; (h) the Supplementary Capital Funds Agreement; (i) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company, the execution and delivery by the Company of the
Supplemental Indenture, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement and the execution and delivery by Entergy of the Capital Funds Agreement and the Supplementary Capital Funds Agreement; and (j) the proceedings before and orders entered by the Commission under the Holding Company Act relating to the issuance and sale of the Bonds by the Company, the execution and delivery by the Company of the Supplemental Indenture, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement and the execution and delivery by Entergy of the Capital Funds Agreement and the Supplementary Capital Funds Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

     (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Mississippi, where the property covered thereby is located, affecting the remedies for the enforcement of the security purported to be provided therein and (ii) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), and is duly qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or, to our knowledge, threatened by the Commission.

     (2) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New Bonds" and "Description of the Bonds," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

     (3) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), and are entitled to the benefit of the security afforded by the Mortgage.

     (4) The Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement and the Supplementary Capital Funds Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law).

     (5) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (6) Entergy is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware and has due corporate power and authority to conduct its business and to own and operate the properties owned and operated by it in such business.

     (7) The Capital Funds Agreement and the Supplementary Capital Funds Agreement have been duly authorized, executed and delivered by Entergy and constitute legal, valid and binding obligations of Entergy enforceable against Entergy in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law).

     (8) The issuance and sale by the Company of the Bonds, the execution, delivery and performance by the Company of the
Mortgage, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement and the execution, delivery and performance by Entergy of the Capital Funds Agreement and the Supplementary Capital
Funds  Agreement  (a)  will  not violate  any  provision  of  the
Company's Amended and Restated Articles of Incorporation or By-laws, each as amended, or Entergy's Certificate of Incorporation or By-laws, each as amended, (b) will not violate any provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in (except as contemplated by the Mortgage, the Assignment of Availability Agreement and the Supplementary Capital Funds Agreement) any of the assets of the Company or Entergy pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company or Entergy is a party or which purports to be binding upon the Company or Entergy or upon any of their respective assets, and (c) will not violate any provision of any law or regulation applicable to the Company or Entergy or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except that various approvals, authorizations, orders, licenses, permits, franchises and consents of, and registrations, declarations and filings with, governmental authorities may be required to be obtained or made, as the case may be, (1) in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction, (2) in connection with the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station and (3) as set forth in the exceptions to the opinion set forth in paragraph (10) below).

     (9) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, when it became effective, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b), complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; the Registration Statement has become and on the date hereof is, effective under the Securities Act, and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of said Securities Act.

     (10) Appropriate orders have been entered by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds, the execution, delivery and (except to the extent indicated below) performance by the Company of the Assignment of Availability Agreement and the Supplementary Capital Funds Agreement and the execution, delivery and (except to the extent indicated below) performance by Entergy of the Supplementary Capital Funds Agreement; to the best of our knowledge, said orders are in full force and effect; no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act and the Trust Indenture Act, which have been duly obtained, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale by the Company of the Bonds pursuant to the Underwriting Agreement; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the performance (other than that relating to the construction, acquisition, ownership, operation and maintenance of the Grand Gulf Nuclear Electric Generating Station) by the Company of its obligations with respect to the Bonds or under the Mortgage, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement or the performance by Entergy of its obligations under the Capital Funds Agreement and the Supplementary Capital Funds Agreement, except (1) appropriate orders or the taking of other action by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the issuance by the Company, and the acquisition by Entergy, of any securities to be issued by the Company to Entergy pursuant to the Capital Funds Agreement and the Supplementary Capital Funds Agreement after the date hereof, and as to the issuance by the Company of any securities to parties other than Entergy pursuant to the Capital Funds Agreement and the Supplementary Capital Funds Agreement after the date hereof and (2) with respect to the Availability Agreement and the Assignment of Availability Agreement (other than each respective Section 2.2(b) thereof), in the event that the Company shall determine to sell capacity and/or energy from any generating unit pursuant to the terms of the Availability Agreement or the Assignment of Availability Agreement,
appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which such capacity and/or energy shall be made available.

     In passing upon the forms of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness and fairness of the statements made by the Company and information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (2) above. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with other counsel for the Company, and with the independent certified public accountants of the Company who audited certain of the financial statements included or incorporated by reference in the Registration Statement. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any opinion or belief as to (i) the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or the Prospectus, (ii) the Statements of Eligibility or (iii) the information contained in the Prospectus under the caption "Book-Entry Securities."

     We have examined the portions of the information contained in the Registration Statement that are stated therein to have been made on our authority, and we believe such information to be correct. We are members of the New York Bar. This opinion is limited to the law of the States of New York, Arkansas and Mississippi, the General Corporation Law of the State of Delaware and the federal law of the United States of America. As to all matters of Arkansas and Mississippi law, we have relied upon the below-named opinions of counsel to the extent that such opinions state an opinion with regard to the matters covered by this opinion. As to matters of Arkansas law relating to the Company, we have, with your consent, relied upon an opinion of even date herewith addressed to us of Friday, Eldredge & Clark, LLP of Little Rock, Arkansas that has been delivered to you pursuant to the Underwriting Agreement. As to matters of Mississippi law related to the Company, we have, with your consent, relied upon the opinion of even date herewith of Wise Carter Child & Caraway, Professional Association, of Jackson, Mississippi, that has been delivered to you pursuant to the Underwriting Agreement.

     We have not examined into and are not passing upon matters relating to incorporation of the Company, titles to property, the lien of the Mortgage, the priority of the security interests intended to be created by the Supplementary Capital Funds Agreement and the Assignment of Availability Agreement, or the filing of any document with respect to the Capital Funds Agreement, Supplementary Capital Funds Agreement, the Availability Agreement and the Assignment of Availability Agreement.

     With respect to the opinions set forth in paragraphs (1) and
(3) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent, except that Wise Carter Child & Caraway, Professional Association, may rely on this opinion as to all matters of New York law in rendering their opinion related to the Company required to be delivered under the Underwriting Agreement.

                              Very truly yours,



                              THELEN REID & PRIEST LLP

                                                        EXHIBIT C


          (Letterhead of Friday, Eldredge & Clark, LLP)




                                      September __, 2002


Thelen Reid & Priest LLP
40 West 57th Street
New York, New York 10019


Wise Carter Child & Caraway,
Professional Association
Heritage Building
P.O.  Box 651
Jackson, Mississippi 39205


Pillsbury Winthrop LLP
One Battery Park Plaza
New York, New York 10004

Ladies and Gentlemen:

     We have acted as Arkansas counsel for System Energy Resources, Inc., an Arkansas corporation (the "Company"), in connection with the issuance and sale by it, pursuant to the Underwriting Agreement, effective September 18, 2002 (the "Underwriting Agreement") between the Company and the underwriters named therein of $70,000,000 aggregate principal amount of its First Mortgage Bonds, 4?% Series due 2007 (the "Bonds"), issued pursuant to the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York (successor to United States Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Douglas J. MacInnes (successor to Gerard F. Ganey and Malcolm J. Hood), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, including the Twenty-second Supplemental Indenture, dated as of September 1, 2002, with respect to the Bonds (the "Supplemental Indenture") (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"). We have also acted as counsel to Entergy Arkansas, Inc., an Arkansas corporation, in certain transactions related to the issuance and sale of the Bonds by the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have examined and are familiar with: (a) the Company's Amended and Restated Articles of Incorporation and By-Laws, each as amended; (b) the Underwriting Agreement; (c) the Mortgage; (d) the Registration Statement and the Prospectus; (e) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), between the Company, Entergy Arkansas, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc. and Entergy New Orleans, Inc.; (f) the Assignment of Availability Agreement; (g) the Capital Funds Agreement dated as of June 21, 1974, as amended (the "Capital Funds Agreement"), between the Company and Entergy Corporation ("Entergy"); (h) the Supplementary Capital Funds Agreement; and (i) the records of various corporate proceedings relating to the authorization, issuance and sale of the Bonds by the Company and the execution and delivery by the Company of the Supplemental Indenture, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement. We have also examined or caused to be examined such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to render this opinion. In such examination, we assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

     (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Arkansas and is duly qualified to conduct its business in such State.

     (2) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company and is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except (i) as the same may be limited by the laws of the State of Mississippi, where the property is located, affecting the remedies for the enforcement of the security provided therein and
(ii) as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law).

     (3) The Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement and the Supplementary Capital Funds Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting the enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law).

     (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (5) The Bonds have been duly and validly authorized by all necessary corporate action on the part of the Company and are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law), and are entitled to the benefit of the security afforded by the Mortgage.

     (6) The filing of Uniform Commercial Code financing statements covering the personal property and fixtures described in the Mortgage as subject to the lien thereof in the office of the Secretary of State of the State of Arkansas as described on Schedule A attached hereto, which filing has been duly effected, and the filing of continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings and refilings in the State of Arkansas required by law in order to perfect and maintain the lien of the Mortgage on any of the personal property and fixtures described therein as subject thereto; as a result of the recording and filings referred to above, the Mortgage creates as security for the Bonds a first perfected security interest in all personal property, interests in personal property and fixtures specifically described in the granting clauses of the
Mortgage (and not excepted from the lien of the Mortgage by the provisions thereof or released under the terms of the Mortgage), in each case subject to no liens, charges or encumbrances, other than minor defects and encumbrances customarily found in properties of like size and character that do not materially impair the use of such properties by the Company and Excepted Encumbrances, subject, however, to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company. Assuming that the provisions of the Mortgage are effective to extend the lien thereof to all properties and interests in properties which the Company may acquire after the date of the Mortgage and which are of the type referred to in the Mortgage as intended to be mortgaged thereby when acquired, and that the lien of the Mortgage will extend to all such properties and interests in properties, the lien of the Mortgage will constitute a valid first perfected security interest in all such personal property and interests therein (subject, however, to Excepted Encumbrances, and to liens, defects and encumbrances, if any, existing or placed thereon at the time of acquisition thereof by the Company and except as may be limited by bankruptcy law) without the execution and delivery of any supplemental indenture or other instrument specifically extending the lien of the Mortgage to such personal property or interests therein, other than the filing of the continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to the financing statements as described above.

     (7) The filing of Uniform Commercial Code financing statements in the office of the Secretary of State of the State of Arkansas as described on Schedule A attached hereto, which has been duly effected, and the filing of continuation statements within six months prior to the expiration of each five year period from the date of original filing with respect to such financing statements, are the only recordings, filings, rerecordings or refilings in the State of Arkansas required by law in order to perfect and maintain in favor of the Trustees (a) the security interest created by the Supplementary Capital Funds Agreement in the Company's right, title and interest in and to the Company's rights to receive moneys described in clause (x) of
Section 5.1 thereof and the Collateral described in Section 5.1 thereof or (b) the security interest created by the Assignment of Availability Agreement in the Company's right, title and interest in and to the Collateral described in Section 1.1 thereof.

     (8) The issuance and sale by the Company of the Bonds and the execution, delivery and performance by the Company of the Mortgage, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement (a) will not violate any provision of the Company's Amended and Restated Articles of Incorporation or By-laws, each as amended, and (b) will not violate any provision of any law or regulation of the State of Arkansas or any subdivision thereof applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality of the State of Arkansas or any subdivision thereof applicable to the Company.

     (9) No approval, authorization, order, license, permit, franchise or consent of or registration, declaration or filing with any Arkansas governmental authority is required in connection with the issuance and sale of the Bonds or the execution,  delivery  and  performance  by  the  Company  of  the
Mortgage, the Availability Agreement, the Assignment of Availability Agreement, the Capital Funds Agreement, the Supplementary Capital Funds Agreement and the Underwriting Agreement.

     With respect to the opinions set forth in paragraphs (2) and
(5) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

     With respect to the opinion set forth in paragraph (6) above, we have not examined the status of the Company's title to the personal property and fixtures described as being subject to the lien of the Mortgage and we have assumed that such property exists and that the Company has sufficient rights therein for the lien of the Mortgage to attach. We express no opinion in paragraph (6) with respect to any personal property of a type (i) represented by certificate of title, (ii) constituting trademarks, copyrights, patents or other intellectual property, or (iii) in which a security interest cannot be perfected solely by the filing of financing statements under the Uniform Commercial Code in effect in the State of Arkansas on the date of this opinion letter.

     In connection with the opinions set forth in paragraphs (6) and (7) above, we have assumed, with respect to any financing statement described on Schedule A attached hereto which is filed as an "initial financing statement" (as that term is contemplated in Section 9-706 of the Uniform Commercial Code in effect in the State of Arkansas as of the date of this opinion letter) and which serves the purpose of continuing the effectiveness of a financing statement filed before June 30, 2001 (a "Pre-Effective Date Financing Statement") that any such Pre-Effective Date Financing Statement was properly filed in the appropriate jurisdiction and serves to perfect a security interest in the collateral described in such Pre-Effective Date Financing Statement and that such Pre-Effective Date Financing Statement has not been rendered ineffective as of the date of this opinion letter.

     Also with respect to the opinions set forth in paragraph (6) and (7) and with respect to the maintaining of the security interests created by the Mortgage, the Supplementary Capital Funds Agreement and the Assignment of Availability Agreement as referred to therein, we have assumed that there will be no change in the identity or location of the Company.

     Since we have acted herein only as Arkansas counsel for the Company, the opinions set forth herein relate only to matters governed by the laws of the State of Arkansas. You may rely upon this opinion in rendering your respective opinions required to be delivered under the Underwriting Agreement, and the underwriters to whom your respective opinions are addressed may rely upon this opinion in connection with the Underwriting Agreement and the transactions contemplated thereunder as though it were addressed and delivered to such underwriters. This opinion may not be relied upon in any other manner by any other person or for any other purpose without our prior written consent.

                              Very truly yours,


                              FRIDAY, ELDREDGE & CLARK, LLP

                                                        EXHIBIT D


        [Letterhead of System Operating Company Counsel]




                                      September __, 2002


Barclays Capital Inc.
BNP Paribas Securities Corp.
The Williams Capital Group, L.P.

c/o  Barclays Capital Inc.
     200 Park Avenue
     New York, New York  10166


 Ladies and Gentlemen:

     We have acted as counsel for ___________, a ___________ corporation (the "Company"), in connection with the transactions contemplated by the Underwriting Agreement, effective September 18, 2002 (the "Underwriting Agreement"), between System Energy Resources, Inc. ("System Energy") and you, relating to the issuance and sale to you of $70,000,000 aggregate principal amount of its First Mortgage Bonds, 4?% Series due 2007 (the "Bonds"). This opinion is rendered to you at the request of the Company. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     In our capacity as such counsel, we have either participated in the preparation of or have reviewed: (a) the Availability Agreement dated as of June 21, 1974, as amended (the "Availability Agreement"), among System Energy, the Company and [insert other system operating companies]; (b) the Assignment of Availability Agreement; (c) the records of various corporate proceedings relating to the Company's participation in the Availability Agreement and the Assignment of Availability Agreement; (d) the proceedings before and orders entered by the Commission under the Holding Company Act relating to the
Company's participation in the Availability Agreement and the Assignment of Availability Agreement; and (e) the Registration Statement and Prospectus filed under the Securities Act. In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to the originals of the documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents. We have also examined such other matters as we have deemed necessary in order to render this opinion.

     Subject to the foregoing, we are of the opinion that:

     (1) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of _________ and has the corporate power and authority to conduct its business in the State(s) of __________ and to own and operate the properties owned and operated by it in such business.

     (2) The Availability Agreement and the Assignment of Availability Agreement have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization or by other similar laws affecting the enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law).

     (3) Appropriate orders have been entered by the Commission under the Holding Company Act authorizing the Company's participation in the Availability Agreement and the Assignment of Availability Agreement; to the best of our knowledge, such orders are in full force and effect; and no further approval, authorization, consent or other order of any governmental body is legally required to permit the execution, delivery and performance by the Company of the Availability Agreement and the Assignment of Availability Agreement, except (other than with respect to Section 2.2(b) of the Assignment of Availability Agreement) in the event that System Energy shall determine to sell capacity and/or energy from any generating unit under the terms of the Availability Agreement or the Assignment of
Availability Agreement, appropriate orders, or the taking of other action, by governmental regulatory authorities having jurisdiction pursuant to valid statutory enactments as to the specific terms and provisions under which capacity and/or energy shall be made available.

     (4) The execution, delivery and performance by the Company of the Availability Agreement and the Assignment of Availability Agreement (a) will not violate any provision of the Company's [charter name] or By-laws, each as amended, (b) will not violate any provision of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of the Company pursuant to the provisions of, any mortgage, indenture, contract, agreement or other undertaking known to us (having made due inquiry with respect thereto) to which the Company is a party or which purports to be binding upon the Company or upon any of its assets, and (c) will not violate any provision of any law or regulation applicable to the Company or, to the best of our knowledge (having made due inquiry with respect thereto), any provision of any order, writ, judgment or decree of any governmental instrumentality applicable to the Company (except as set forth in the exceptions to the opinion set forth in paragraph
(3) above).

     We have examined the portions of the information contained or incorporated by reference in the Registration Statement which are stated therein to have been made on our authority, and we believe such information to be correct.

     The opinion set forth above is solely for the benefit of the addressees of this letter in connection with the Underwriting Agreement and the transactions contemplated thereunder and it may not be relied upon in any manner by any other person or for any other purpose without our prior written consent.

                              Very truly yours,




                              [SYSTEM OPERATING COMPANY COUNSEL]

                                                        EXHIBIT E


             [Letterhead of Pillsbury Winthrop LLP]




                                      September __, 2002


Barclays Capital Inc.
BNP Paribas Securities Corp.
The Williams Capital Group, L.P.


c/o  Barclays Capital Inc.
     200 Park Avenue
     New York, New York  10166

Ladies and Gentlemen:

     We have acted as counsel for you as the several underwriters of $70,000,000 aggregate principal amount of First Mortgage Bonds, 4?% Series due 2007 (the "Bonds"), issued by System Energy Resources, Inc., an Arkansas corporation (the "Company"), under the Company's Mortgage and Deed of Trust, dated as of June 15, 1977, with The Bank of New York (successor to United States Trust Company of New York), as Corporate Trustee (the "Corporate Trustee"), and Douglas J. MacInnes (successor to Gerard F. Ganey and Malcolm J. Hood), as Co-Trustee (the "Co-Trustee" and, together with the Corporate Trustee, the "Trustees"), as heretofore amended and supplemented by all indentures amendatory thereof and supplemental thereto, and as it will be further amended and supplemented by the Twenty-second Supplemental Indenture (the "Supplemental Indenture"), dated as of September 1, 2002 (the Mortgage and Deed of Trust as so amended and supplemented being hereinafter referred to as the "Mortgage"), pursuant to the Underwriting Agreement between you and the
Company   effective   September  18,  2002   (the   "Underwriting
Agreement").

     We are members of the New York Bar and, for purposes of this opinion, do not hold ourselves out as experts on the laws of any jurisdiction other than the State of New York and the United States of America and the General Corporation Law of the State of Delaware. We have, with your consent, relied upon opinions of even date herewith addressed to you (or upon which it is stated that you may rely) of (i) Friday, Eldredge & Clark, LLP, (ii) Wise Carter Child & Caraway, Professional Association, and (iii) [System Operating Company Counsel] as to the matters covered in such opinions relating to Arkansas, Mississippi and Louisiana law. We have reviewed said opinions and believe that they are satisfactory. We have also reviewed the opinion of Thelen Reid & Priest LLP required by Section 7(d) of the Underwriting Agreement, and we believe said opinion to be satisfactory.

     We have reviewed, and have relied as to matters of fact material to this opinion upon, the documents delivered to you at the closing of the transactions contemplated by the Underwriting Agreement, and we have reviewed such other documents and have satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to render this opinion. As to such matters of fact material to this opinion, we have relied upon representations and certifications of the Company in such documents and in the Underwriting Agreement, and upon statements in the Registration Statement and the Prospectus. In such review, we have assumed the genuineness of all signatures, the conformity to the originals of the documents submitted to us as certified or photostatic copies, the authenticity of the originals of such documents and all documents submitted to us as originals and the correctness of all statements of fact contained in all such original documents. We have not examined the Bonds, except a specimen thereof, and we have relied upon a certificate of the Corporate Trustee as to the authentication and delivery thereof and as to the authorization, execution and delivery of the Supplemental Indenture. We have not examined into, and are expressing no opinion or belief as to, matters relating to titles to property, franchises or the lien purported to be created by the Mortgage. Capitalized terms used herein and not otherwise defined have the meanings ascribed to such terms in the Underwriting Agreement.

     Subject to the foregoing and to the further exceptions and qualifications set forth below, we are of the opinion that:

     (1) The Mortgage has been duly and validly authorized by all necessary corporate action on the part of the Company, has been duly and validly executed and delivered by the Company, is a legal, valid and binding instrument of the Company enforceable against the Company in accordance with its terms, except as may be limited by (i) the laws of the State of Mississippi, where the property covered thereby is located, affecting the remedies for the enforcement of the security purported to be provided therein,
(ii) bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and general equitable principles (whether considered in a proceeding in equity or at law), and (iii) by an implied covenant of reasonableness, good faith and fair dealing; and, to the best of our knowledge, the Mortgage is qualified under the Trust Indenture Act, and no proceedings to suspend such qualification have been instituted or threatened by the Commission.

     (2) The statements made in the Prospectus and the Prospectus Supplement under the captions "Description of the New Bonds" and "Description of the Bonds," respectively, insofar as they purport to constitute summaries of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

     (3) The Bonds are legal, valid and binding obligations of the Company enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or other similar laws affecting enforcement of mortgagees' and other creditors' rights and by general equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of reasonableness, good faith and fair dealing and are entitled to the benefit of the security purported to be afforded by the Mortgage.

     (4) The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     (5) The Assignment of Availability Agreement has been duly authorized, executed and delivered by the Company, Entergy Arkansas, Inc., Entergy Louisiana, Inc., Entergy Mississippi, Inc. and Entergy New Orleans, Inc.; the Supplementary Capital Funds Agreement has been duly authorized, executed and delivered by the Company and Entergy Corporation.

     (6) Appropriate orders have been issued by the Commission under the Holding Company Act authorizing the issuance and sale of the Bonds by the Company, and to the best of our knowledge, such orders are in full force and effect; and no further approval, authorization, consent or other order of any governmental body (other than under the Securities Act or the Trust Indenture Act, or in connection or compliance with the provisions of the securities or blue sky laws of any jurisdiction) is legally required to permit the issuance and sale of the Bonds by the Company pursuant to the Underwriting Agreement.

     (7) Except in each case as to the financial statements and other financial or statistical data included or incorporated by reference therein, upon which we do not pass, the Registration Statement, when it became effective, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424(b) complied as to form in all material respects with the applicable requirements of the Securities Act and (except with respect to the Statements of Eligibility, upon which we do not pass) the Trust Indenture Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act, and incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, such documents or portions thereof, on the date filed with the Commission, complied as to form in all material respects with the applicable provisions of the Exchange Act, and the applicable instructions, rules and regulations of the Commission thereunder or pursuant to said instructions, rules and regulations are deemed to comply therewith; and, to the best of our knowledge, the Registration Statement has become, and on the date hereof is, effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or threatened under Section 8(d) of the Securities Act.

     In passing upon the form of the Registration Statement and the form of the Prospectus, we necessarily assume the correctness, completeness and fairness of statements made by the Company and the information included or incorporated by reference in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph (2) hereof. In connection with the preparation by the Company of the Registration Statement and the Prospectus, we have had discussions with certain officers, employees and representatives of the Company and Entergy Services, Inc., with counsel for the Company, with your representatives and with the independent certified public accountants of the Company who audited certain of the financial statements included or incorporated by reference in the Registration Statement. Our review of the Registration Statement and the Prospectus, and such discussions did not disclose to us any information that gives us reason to believe that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, at the time filed with the Commission pursuant to Rule 424(b) and at the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to (i) the financial statements or other financial or statistical data included or incorporated by reference in the Registration Statement or Prospectus or (ii) the Statements of Eligibility.

     With respect to the opinions set forth in paragraphs (1) and
(3) above, we call your attention to the fact that the provisions of the Atomic Energy Act of 1954, as amended, and regulations promulgated thereunder impose certain licensing and other requirements upon persons (such as the Trustees under the Mortgage or other purchasers pursuant to the remedial provisions of the Mortgage) who seek to acquire, possess or use nuclear production facilities.

     This opinion is solely for your benefit in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon in any manner by any other person or for any other purpose, without our prior written consent.

                              Very truly yours,


                              PILLSBURY WINTHROP LLP